LOANS RECEIVABLE	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
LOANS RECEIVABLE

8.           LOANS RECEIVABLE

Beginning in August 2014, the Company initially provided secured and unsecured loans to both individuals and businesses, but ceased to provide loans to businesses by end of 2015. Loans made to individuals consist of loans secured by pledged properties for consumption and property renovations use, as well as unsecured loans.

Secured loans

As of December 31, 2018 and 2019, the duration of secured loans ranged from 3 to 36 months, and had interest rates ranging from 7.8% to 18% per annum and 7.8% to 14.4% per annum, respectively. As of December 31, 2018 and 2019, the total outstanding balance is US$123,673 and US$58,754.

Unsecured loans

As of December 31, 2018 and 2019, the duration of unsecured loans ranged from 3 to 36 months, and had interest rates ranging from 5.4% to 18% per annum and 7% to 21.6% per annum. As of December 31, 2018 and 2019, the total outstanding balance is US$4,007 and US$4,641.

The Company assesses the allowance for credit loss related to loans receivable on a quarterly basis, either on an individual or collective basis. The Company considers various factors in evaluating loans receivable for possible impairment on an individual basis. These factors include the amount of the loan, historical experience, value of collateral, if any, credit quality and age of the receivables balances. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available. When the evaluation indicates that it is probable that the scheduled interest and principal payments due per the loan agreement are unlikely to be collected, such loan receivable is considered impaired. Impairment is measured on an individual loan basis using either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is secured. The Company evaluates the remainder of its loans receivables portfolio for impairment on a collective basis in accordance with ASC 450‑20, Loss Contingencies, and records an allowance for credit loss at the portfolio level. When evaluating the loans receivable on a collective basis, the Company applies a formula-based percentage utilizing historical loss data to calculate the collective allowance.

8.           LOANS RECEIVABLE (continued)

The Company’s internal credit risk ratings are categorized into three categories: pass, special attention and non-performing. A “pass” rating represents the highest quality loans receivable. Typically, the Company considers loans receivable with a risk rating of non-performing to be fully impaired, or up to the fair value of collateral, if any.

The Company derives internal credit risk rating by taking into consideration various customer-specific factors, such as the Company’s specific historical experience with the borrower. Such credit risk rating is updated when facts or circumstances change. Loans receivable are written off at the point when they are considered uncollectible, and all outstanding balances, including any previously earned but uncollected interest income, will be reversed and charged against the allowance for credit loss.

The internal credit risk rating considerations are as follows:

•

Pass: Loans for which borrowers are expected to honor the terms of the contracts. There are no indicators to question the borrowers’ ability to repay the principal and accrued interest in full and on a timely basis.

•

Special attention: Loans for which borrowers are currently able to repay the principal and no interests are accrued when considered impaired or overdue more than 90 days, the repayment of loans might be adversely affected by some factors.

•	Non-performing: Loans for which borrowers may not able to repay the principal and accrued interest in full. These loans are fully provided for unless secured by collateral

The Company does not accrue interest on loans receivable that are considered impaired or more than 90 days past due unless either the receivable has not been collected due to administrative reasons or the receivable is well secured and in the process of collection. After an impaired loans receivable has been placed on nonaccrual status, interest will be recognized when cash is received on a cash basis method-cost recovery. A loan receivable may be returned to accrual status after all of the borrower’s delinquent balances of principal and interest have been settled, and the borrower remains current for an appropriate period. The outstanding balance of nonaccrual loans as of December 31, 2018 and 2019 were US$5,749 and US$11,198.

A summary of the Company’s loans receivables is presented as follows:

	As of December 31, 2018	As of December 31, 2019
	US$’000	US$’000
Personal loans	127,680	63,395
Total Loans receivable	127,680	63,395

Allowance for loan losses
Individually assessed	546	538
Collectively assessed	3,283	2,367
Loans receivable, net	123,851	60,490

Current portion	117,602	60,490
Non-current portion	6,249	—

8.           LOANS RECEIVABLE (continued)

Analysis of loans by credit quality indicator

The following table summarizes the Company’s loan portfolio by credit quality indicator as of December 31, 2018 and 2019, respectively:

	As of December 31,		As of December 31,
Internal credit risk rating	2018	%	2019	%
	US$		US$
Pass	121,931	96.0	52,197	82.3
Special attention	1,383	1.0	1,873	3.0
Non-performing	4,366	3.0	9,325	14.7

Total	127,680	100	63,395	100

The following tables represent the aging of loans by portfolio segment as of December 31, 2018 and 2019, respectively:

	90‑179 days	180‑365 days	Over 1 year			Total
As of December 31, 2019	past due	past due	past due	Total	Current	loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	2,283	2,669	4,998	9,950	53,445	63,395

Total	2,283	2,669	4,998	9,950	53,445	63,395

	90‑179 days	180‑365 days	Over 1 year			Total
As of December 31, 2018	past due	past due	past due	Total	Current	loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	1,717	164	3,345	5,226	122,454	127,680

Total	1,717	164	3,345	5,226	122,454	127,680

8.           LOANS RECEIVABLE (continued)

Allowance for loan losses

The following tables present the activity in the allowance for loan losses in loans receivable by loan portfolio as of and for the years ended December 31,2017, 2018 and 2019, respectively:

	For the year ended
	December 31,
Personal Loans	2017	2018	2019
Beginning balance	3,736	4,916	3,829
Provision	1,180	2,776	3,737
Reversal	—	(3,660)	(4,610)
Foreign currency translation adjustments	—	(203)	(51)

Ending balance	4,916	3,829	2,905
Ending balance: individually evaluated for impairment	574	546	538
Ending balance: collectively evaluated for impairment	4,342	3,283	2,367
Loans
Of which individually evaluated for impairment	4,377	546	538
Of which collectively evaluated for impairment	144,551	127,134	62,857